Summary Prospectus
May 31, 2025

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FRSAX	Institutional | FFRSX	R6 | FFRLX

Federated Hermes Floating Rate Strategic
Income Fund

A Portfolio of Federated Hermes Income Securities Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated May 31, 2025, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide total return consistent with current income and low interest rate volatility by investing primarily in a strategic mix of floating-rate fixed-income investments: domestic investment-grade, domestic noninvestment-grade and foreign fixed-income.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Floating Rate Strategic Income Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide total return consistent with current income and low interest rate volatility.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares (A), Institutional Shares (IS) or Class R6 Shares (R6). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in certain classes of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 27 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS	R6
Management Fee	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.00%[1]	None	None
Other Expenses	0.46%	0.24%	0.17%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.13%	0.91%	0.84%
Fee Waivers and/or Expense Reimbursements[2]	(0.14)%	(0.17)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%	0.74%	0.73%
1
 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Board of Trustees
(the “Trustees”).

2
 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2025, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 0.67% and 0.66% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2026; or (b) the
date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$214	$456	$716	$1,461
IS	$93	$290	$504	$1,120
R6	$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by allocating its portfolio of investments among the following three categories of the fixed-income market: domestic noninvestment-grade (also known as “junk bonds”); domestic investment-grade; and foreign (both emerging and developed markets). The Fund’s investment adviser, Federated Investment Management Company (“Adviser”) will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade. While the Fund’s portfolio usually includes investments from all three categories, the Fund limits the amount that it may invest in a single category to 75% of its assets. From time to time, the Fund may receive equity securities in connection with the restructuring of defaulted corporate bonds, in general, and high-yield bonds, in particular.
Under normal market conditions the Fund will endeavor to maintain an average effective portfolio duration within a range of negative two (-2) to positive three (+3) years, in order to manage Share price volatility due to interest rate risk. The Fund does not limit the effective duration with respect to its investment in any individual holding. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Duration may be based on maturity date, call date or interest rate reset date.
The Fund expects that it will primarily hold fixed-income investments that pay interest at rates that increase or decrease in response to changes in market interest rates (so-called “floating-rate investments”). The Fund may also invest in fixed-income investments that pay interest at a fixed rate (so-called “fixed-rate investments”) that the Adviser believes have low interest rate sensitivity.
The Fund will primarily invest in loans made to domestic noninvestment-grade borrowers (i.e., leveraged loans) in the domestic noninvestment-grade category, and loan instruments (including trade finance) and debt securities in the foreign category. In the domestic investment-grade category, the Fund will invest primarily in asset-backed securities such as adjustable-rate mortgages, floating-rate collateralized mortgage obligations, and collateralized loan obligations. Within each category, the Fund may also invest in fixed- and floating-rate debt securities (including callable securities), as well as bank loans, that the Adviser believes will have relatively low sensitivity to changes in interest rates.
The selection of individual portfolio investments involves an approach that is specific to each category of fixed-income investment and that relates, in part, to the risks inherent in the underlying sectors represented in each category. The investment process is designed to capture the depth of experience and focus of the Adviser’s fixed-income sector teams–mortgage-backed, investment-grade corporate, high-yield corporate and international (both emerging and developed markets).
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, to a lesser extent, the Fund may invest in certain government securities that have no explicit financial support but which are regarded as having implied support because the federal government sponsors their activities.
The Fund may also invest in derivative contracts or hybrid instruments (such as, for example, futures contracts, option contracts and swap contracts) to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative contract or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund may also invest its assets in securities of other investment companies, including the securities of affiliated funds and affiliated money market funds (“Underlying Funds”), as well as exchange-traded funds, as an efficient means of implementing its investment strategies and managing its uninvested cash and/or for other investment reasons consistent with the Fund’s objective and investment strategies. At times, the Fund’s investment in Underlying Funds may be a substantial portion of the Fund’s portfolio. The Fund may also invest in loan instruments, including trade finance loan instruments, primarily by investing in other investment companies (which are not available for general investment by the public) that own those securities and are advised by an affiliate of the Adviser. The Fund may also invest in such securities directly.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in floating-rate fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in floating-rate fixed-income investments. For purposes of this limitation, a floating-rate investment includes any fixed-income investment that requires periodic changes in its interest rate based upon changes in a recognized index interest rate or another method of determining prevailing interest rates, including loan instruments subject to a floor and money market funds. The Fund may count the value of certain derivatives with floating-rate fixed-income characteristics towards its policy to invest in floating-rate fixed-income investments.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by Underlying Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of Underlying Funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.
■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

■ Counterparty Credit Risk. Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■ Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
■ Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.
■ Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and maybe difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
■ Mortgage-Backed Securities (MBS) Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS. The liquidity of non-agency MBS and CMOs may also vary dramatically over time.
■ Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner. A majority of the Fund’s assets invested in Underlying Funds are likely to be indirectly invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices.
■ Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing draws, etc.).
■ Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
■ Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.
■ Collateralized Loan Obligations Risk. Collateralized loan obligations (CLOs) bear many of the same risks as other forms of asset-backed securities, including interest rate risk and issuer credit risk. As they are backed solely by pools of loans, CLOs also bear similar risks to investing in loans directly.
■ Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade, also known as “junk bonds” or “leveraged loans,” may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
■ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar-denominated securities.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, and financial reporting standards comparable to those to which U.S. companies are subject.
■ Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
■ Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■ Risk of Loss After Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments and that are advised by an affiliate of the Adviser and are structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”).
■ Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit-enhanced by banks or by bond insurers without limit.
■ Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this

Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as, interest rate, credit, currency, liquidity and leverage risks.
■ Risk Associated with the Investment Activities of Other Accounts. Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s IS class total return for the three-month period from January 1, 2025 to March 31, 2025, was 0.60%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 6.37% (quarter ended June 30, 2020). Its lowest quarterly return was (10.83)% (quarter ended March 31, 2020).
Average Annual Total Return Table
The Fund’s R6 class commenced operations on December 27, 2016. For the periods prior to commencement of operations of the Fund’s R6 class, the performance information shown below is for the Fund’s IS class. The performance of the IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. The performance of the IS class has been adjusted to remove any voluntary waiver of Fund expenses related to the IS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for IS class, and after-tax returns for the A class and R6 class will differ from those shown for the IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2024)

Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	5.99%	2.78%	3.13%
IS:
Return Before Taxes	7.35%	3.25%	3.54%
Return After Taxes on Distributions	4.10%	0.92%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	1.46%	1.80%
R6:
Return Before Taxes	7.36%	3.24%	3.52%
Bloomberg US Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
ICE BofA US 3-Month Treasury Bill Index[2] (reflects no deduction for fees, expenses or taxes)	5.25%	2.46%	1.77%
New Blended Benchmark[3] (reflects no deduction for fees, expenses or taxes)	7.04%	4.22%	N/A
Old Blended Benchmark[4] (reflects no deduction for fees, expenses or taxes)	7.20%	4.20%	3.62%
1
 The Fund has designated the Bloomberg US Aggregate Bond Index as the new broad-based securities market index in accordance with the SEC’s revised requirements for such an index. The
Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
2
 Prior to May 31, 2025, the Fund also compared its performance to the ICE BofA US 3-Month
Treasury Bill Index. Effective May 31, 2025, the Fund no longer compares its performance to the
ICE BofA US 3-Month Treasury Bill Index as the Index was replaced by the new broad-based securities market index. The ICE BofA US 3-Month Treasury Bill is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
3
 The New Blended Benchmark is a blend of indexes comprised of 55% Bloomberg US Leveraged
Loan Index/30% ICE BofA 1-Year US Treasury Note Index/15% ICE BofA US Dollar 1-Month
Deposit Offered Rate Constant Maturity Index. The Bloomberg US Leveraged Loan Index, which has an inception date of January 1, 2019, is designed to measure the performance of USD denominated, high-yield, floating-rate institutional leveraged loan market. ICE BofA 1-Year US
Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The ICE BofA
US Dollar 1-Month Deposit Offered Rate Constant Maturity Index is an independent calculation of the ICE BofA 1-Month Secured Overnight Financing Rate (SOFR). The New Blended
Benchmark commenced operations on January 1, 2019. As the New Blended Benchmark has not
been in existence for ten full calendar years as of December 31, 2024, the 10 Years return is not available.
4
 Prior to May 31, 2025, the Fund also compared its performance to the Old Blended Benchmark.
The Old Blended Benchmark is a blend of indexes comprised of 55% S&P UBS (formerly Credit
Suisse) Leveraged Loan Index/30% ICE BofA 1-Year US Treasury Note Index/15% ICE BofA US
Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The S&P UBS Leveraged Loan
Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. ICE BofA 1-Year US Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index is an independent calculation of the ICE BofA 1-Month Secured Overnight Financing Rate (SOFR).
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Anthony A. Venturino, CFA, Portfolio Manager, has been the Fund’s portfolio manager since May of 2024 and the Bank Loan Affiliated Fund’s portfolio manager since March of 2019.
Kathryn P. Glass, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 2025.
Mark E. Durbiano, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in November of 2010 and the Bank Loan Affiliated Fund’s portfolio manager since its inception in August of 2010.
B. Anthony Delserone Jr., CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 2015 and the Bank Loan Affiliated Fund’s portfolio manager since its inception in August of 2010.
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September of 2023.
Todd A. Abraham, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in November of 2010.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A Class
The minimum investment amount for the Fund’s A class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.

IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
A & IS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
A & IS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4577
CUSIP 31420C647
CUSIP 31420C670
CUSIP 31420C571
Q450813 (5/25)
© 2025 Federated Hermes, Inc.